--------------------------------------------------------------------------------
                                SEMIANNUAL REPORT
--------------------------------------------------------------------------------

[LOGO]
New England Funds(R)
Where The Best Minds Meet(R)

--------------------------------------------------------------------------------

                       New England Limited Term
                           U.S. Government Fund

                               [graphic omitted]

                                     WHERE
                                    THE BEST
                                     MINDS
                                    MEET(R)

-----------------
 June 30, 1999
-----------------

                                                                     August 1999
--------------------------------------------------------------------------------

[Photo of Bruce R. Speca]

--------------------------------------------------------------------------------
"MOST INVESTMENT PROFESSIONALS I KNOW AGREE THAT PROPER ASSET ALLOCATION IS A BEDROCK PRINCIPLE OF SOUND INVESTING."
--------------------------------------------------------------------------------


Dear Shareholder,
Performance results for the New England Family of Funds were driven mainly by two important changes that took place in our financial markets during the first half of 1999. First, the long, upward climb of large-capitalization stocks slowed dramatically as attention turned to stocks with more reasonable valuations. Then, bond investors grew fearful that our persistently strong economy would lead the Federal Reserve Board to impose higher interest rates. Your manager's commentary on the following pages details how these trends affected your fund's strategy and performance.

As I watch investments come in and out of favor, I'm reminded of the importance of asset allocation - the practice of dividing your portfolio among different kinds of stocks and bonds. The idea is to own more or less of each investment type according to your feelings about risk and your investment time horizon. Most investment professionals I know agree that proper asset allocation is a bedrock principle of sound investing. In addition to broadening diversification, it seeks to avoid exposure to narrow market segments and can help reduce volatility.

While a diversified portfolio may have given solid returns during the past year, many investors were disappointed when they compared those returns to the performance of large-company growth stocks or to the soaring returns of Internet stocks. Suddenly, investors were asking: Is asset allocation dead?

Certainly not! Like so much in life, market cycles are inevitable. Different categories of investments will be popular at different times, and a sensible asset allocation program can help you as market trends change. I know it can be tempting to jump on a bandwagon and go after "easy money." But I encourage you, instead, to maintain a rational, long-term perspective and to consult your financial representative regularly to review and fine-tune your investments, including a well-diversified asset allocation program.

Thank you for your continued interest. We look forward to helping you achieve your long-term financial objectives.

    Sincerely,

/s/ Bruce R. Speca

    Bruce R. Speca
    President and CEO

--------------------------------------------------------------------------------
                  NEW ENGLAND LIMITED TERM U.S. GOVERNMENT FUND
--------------------------------------------------------------------------------

                                        INVESTMENT RESULTS THROUGH JUNE 30, 1999
--------------------------------------------------------------------------------


PUTTING PERFORMANCE IN PERSPECTIVE
The charts comparing your Fund's performance to a benchmark index provide you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. Your Fund's total return for the period shown below appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and has no expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could.

                GROWTH OF A $10,000 INVESTMENT IN CLASS A SHARES

                           JUNE 1989 THROUGH JUNE 1999

[A chart in the form of a line graph appears here, illustrating the growth of a $10,000 investment in Class A Shares since 6/30/89 compared to the Lehman Intermediate Government Bond Index. The data points from the graph are as follows:]
                                                                LEHMAN
                     NET                  MAXIMUM            INTERMEDIATE
                    ASSET                  SALES              GOVERNMENT
                   VALUE(1)              CHARGE(2)           BOND INDEX(4)
--------------------------------------------------------------------------------
6/89                10,000                 9,700                10,000
6/90                10,886                10,559                10,773
6/91                11,929                11,571                11,907
6/92                13,401                12,999                13,438
6/93                14,516                14,080                14,787
6/94                14,445                14,011                14,760
6/95                15,531                15,065                16,199
6/96                16,154                15,669                17,023
6/97                17,141                16,627                18,205
6/98                18,447                17,893                19,730
6/99                18,856                18,291                20,604

This illustration represents past performance of Class A shares and cannot predict future results. Investment return and principal value may vary, resulting in a gain or loss on the sale of shares. Class B, C and Y share performance will differ from that shown based on differences in inception date, fees and sales charges. All index and Fund performance assumes reinvestment of distributions.

--------------------------------------------------------------------------------
    NOT FDIC INSURED            MAY LOSE VALUE              NO BANK GUARANTEE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  NEW ENGLAND LIMITED TERM U.S. GOVERNMENT FUND
--------------------------------------------------------------------------------

                                        AVERAGE ANNUAL TOTAL RETURNS -- 6/30/99
--------------------------------------------------------------------------------
 CLASS A (Inception 1/3/89)   6 MONTHS      1 YEAR    5 YEARS     10 YEARS
 Net Asset Value(1)             -1.2%         2.2%      5.5%         6.6%
 With Maximum Sales Charge(2)   -4.1         -0.8       4.8          6.2
--------------------------------------------------------------------------------

 CLASS B (Inception 9/24/93)  6 MONTHS      1 YEAR     5 YEARS  SINCE INCEPTION
 Net Asset Value(1)             -1.6%         1.6%      4.8%       3.6
 With CDSC(3)                   -6.4         -3.3       4.5        3.4
--------------------------------------------------------------------------------

 CLASS C (Inception 12/30/94) 6 MONTHS      1 YEAR             SINCE INCEPTION
 Net Asset Value(1)             -1.6%         1.6%                 5.2%
 With CDSC(3)                   -2.5          0.6                  5.2
-------------------------------------------------------------------------------

 CLASS Y (Inception 3/31/94)  6 MONTHS      1 YEAR     5 YEARS SINCE INCEPTION
 Net Asset Value(1)             -1.0%         2.7%      5.9%       5.5%
--------------------------------------------------------------------------------

                                                                                SINCE   SINCE   SINCE
                                                                                FUND'S  FUND'S  FUND'S
                                                                               CLASS B CLASS C  CLASS Y
   COMPARATIVE PERFORMANCE                    6 MONTHS 1 YEAR 5 YEARS 10 YEARS  INCEPT. INCEPT. INCEPT.
   Lehman Interm. Gov't. Bond Index(4)         -0.5%   4.4%   6.9%     7.5%     5.5%    7.5%    6.4%
   Lipper Short Int. U.S. Gov't. Average(5)    -0.4    3.3    5.9      6.8      4.6     6.2     5.4
   Morningstar Short Gov't. Average(6)          0.3    3.5    5.6      6.6      4.6     6.2     5.2
---------------------------------------------------------------------------------------------------------

Notes to Chart
These returns represent past performance. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than original cost. Class Y shares are available to certain institutional investors only.

(1)Net Asset Value (NAV) performance assumes reinvestment of all distributions and does not reflect the payment of a sales charge at the time of purchase. Returns would have been lower had sales charges been reflected.
(2)With Maximum Sales Charge performance assumes reinvestment of all distributions and reflects the maximum sales charge of 3.00% at the time of purchase of Class A shares.
(3)With Contingent Deferred Sales Charge (CDSC) performance assumes reinvestment of all distributions and, for Class B shares, assumes that a maximum 5.00% sales charge is applied to redemptions. The sales charge will decrease over time, declining to zero six years after the purchase of shares. With CDSC performance for Class C shares assumes a maximum 1.00% sales charge on redemptions within the first year of purchase.
(4)Lehman Intermediate Government Bond Index is an unmanaged index of bonds issued by the U.S. government and its agencies having maturities between one and ten years. The index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. It is not possible to invest directly in an index. Class B since inception return is calculated from 9/30/93.
(5)Lipper Short Intermediate U.S. Government Average is an average (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Inc., an independent mutual fund ranking service. Class B since inception return is calculated from 9/30/93.
(6)Morningstar Short Government Average is an average (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Morningstar, Inc., an independent mutual fund ranking service. Class B since inception return is calculated from 9/30/93.

--------------------------------------------------------------------------------
                  NEW ENGLAND LIMITED TERM U.S. GOVERNMENT FUND
--------------------------------------------------------------------------------

                                 QUESTIONS & ANSWERS WITH YOUR PORTFOLIO MANAGER
--------------------------------------------------------------------------------

[Photo of Scott Millimet]
Scott Millimet
Back Bay Advisors, L.P.

Q. How did New England Limited Term U.S. Government Fund perform over the past six months?

   The first half of 1999 proved to be very difficult for almost all sectors of the fixed-income market. Amid this backdrop, New England Limited Term U.S. Government Fund Class A shares (calculated at NAV) produced a return of -1.2% for the six months ending June 30, 1999. This included a $0.46 loss per share in net asset value to $11.24 and the reinvestment of $0.33 per share in dividend income.

Q. Why was the investment environment for U.S. fixed-income securities so difficult during the period?

   Because of an increase in interest rates. As 1998 ended and 1999 began, investors shifted their assets from U.S. Treasuries -- which had offered safety and liquidity amid financial turmoil in the third and fourth quarters of 1998 -- reinvesting them in other sectors of the bond market. During the first quarter, the performance of Treasuries suffered, while mortgage-backed securities, corporate bonds, agency securities and other segments of the bond market recovered from their massive sell-offs in 1998.

   There were two main reasons for this market shift. First, economies in emerging markets, particularly Latin America, showed signs of recovery. In addition, the U.S. economy continued to show dramatic strength. In spite of this shift, intermediate-term securities did not perform as well as long- or shorter-term securities because of a very large amount of corporate issuance in the intermediate maturity range during the period, and selling pressure emanating from the mortgage market.

   Mortgage-backed securities performed well in the first quarter of 1999, as investors gravitated back to that market, perceiving it to be undervalued. However, during the latter part of the second quarter of 1999, mortgages underperformed Treasury securities with comparable maturities, offering the Fund some buying opportunities in that sector.

Q. What strategies did you use to manage the Fund?

   The most significant move was the addition of some high-quality corporate bonds to the Fund for the first time in a while. The Fund enjoys the flexibility to invest up to 35% of its assets in high-quality, non-government securities, but the Fund's stake in this sector stood at 23.6% at the end of the period and will probably remain at about that level.

                    PORTFOLIO MIX -- 6/30/99

U.S. GOV'T. AGENCIES                    44.6%
U.S. TREASURY SECURITIES                25.9%
CORPORATE BONDS                         23.6%
YANKEES*                                 5.2%
CASH & OTHER                             0.7%

*Yankees are dollar-denominated foreign bonds.

Portfolio holdings and asset allocation will vary.

   Corporates were attractive to us because they offered a significant yield advantage relative to government securities. This is an economic environment that we feel should be positive for the foreseeable future, even if the Fed continues to raise rates modestly to slow the economy. We were attracted to high-quality corporate securities in the finance and telecommunications sectors in particular, because of strong consolidation activity and other factors.

   Beyond this move, we avoided structuring the Fund in anticipation that interest rates would either rise or fall. Instead, we tried to rotate the Fund's sector allocations among Treasuries, agencies, mortgages and now corporates, looking to focus on those sectors that we believed offered value. The Fund's duration -- a measure of its sensitivity to interest rates -- stood at a slightly longer than neutral level of 3.9 years at the end of the period, while its average maturity was 6.1 years. The Fund maintained its duration and average maturity by using a barbell strategy, concentrating investments on either end of the maturity spectrum with little in between. This strategy helped the Fund smooth out the underper-formance of the intermediate-term sector.

Q. What's your outlook?

   Given the substantial increases in interest rates we witnessed during the first half of 1999, we expect that rates will stabilize and maybe even decline during the second half of the year. Even though the Fed has undertaken one increase in short-term interest rates, we believe there are some factors that will keep it from pursuing an aggressive program of interest-rate hikes. First, Latin American economies remain somewhat fragile, as are those in Europe. In addition, with possible Year 2000 computer problems on the horizon, we believe the Fed will want to be very cautious about slowing the economy too much at the turn of the millennium.

   Perhaps most important, even though there are signs that price pressures might be building, we don't think inflation will rise significantly. We believe the economy will slow somewhat and that inflation will remain subdued. We anticipate that it will take a significant change in one of these two variables -- economic growth or price inflation -- for us to undertake any significant strategic moves with the Fund's duration.

   The portfolio manager's commentary reflects the conditions and actions taken during the reporting period, which are subject to change. A shift in opinion may result in strategic and other portfolio changes.

   The Fund invests in mortgage or asset-backed securities which are subject to prepayment risk. Treasury bills and U.S. government bonds fluctuate in value but they are guaranteed as to the timely payment of interest and if held to maturity, provide a guaranteed return of principal. Government guarantees apply to individual securities only and not to prices and yields of shares in a managed portfolio. These risks may increase share price volatility. See the Fund's prospectus for details.

--------------------------------------------------------------------------------
                              PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Investments as of June 30, 1999
(unaudited)

BONDS AND NOTES -- 99.3% OF TOTAL NET ASSETS

                                                                                        RATINGS (C)
                                                                                     -----------------
   PRINCIPAL                                                                                  STANDARD
    AMOUNT      DESCRIPTION                                                          MOODY'S  & POOR'S        VALUE (A)
--------------------------------------------------------------------------------------------------------------------------
                FEDERAL AGENCIES -- 12.8%
$   5,000,000   Federal National Mortgage Association, 5.375%, 3/15/2002 .........     Aaa        AAA       $    4,932,050
    7,000,000   Federal National Mortgage Association, 5.875%, 4/23/2004 .........     Aaa        AAA            6,851,250
    5,000,000   Federal National Mortgage Association, 6.250%, 5/15/2029 .........     Aaa        AAA            4,750,800
   10,000,000   Federal National Mortgage Association, 6.375%, 6/15/2009 .........     Aaa        --             9,915,600
                                                                                                            --------------
                                                                                                                26,449,700
                                                                                                            --------------
                FINANCE & BANKING -- 20.3%
    6,000,000   Ford Motor Credit Co., 5.750%, 2/23/2004 .........................     A1          A             5,796,480
    5,000,000   General Motors Acceptance Corp., 9.000%, 10/15/2002 ..............     A2          A             5,365,600
   10,000,000   Green Tree Financial Corp., 6.670%, 7/15/2030 ....................     --         --            10,036,000
   10,000,000   Household Finance Corp., 6.000%, 5/01/2004 .......................     A2          A             9,730,600
    5,000,000   Marsh & Mclennan Cos Inc., 6.625%, 6/15/2004 .....................     A2        AA -            5,013,250
    6,000,000   Paine Webber Group, Inc., 6.375%, 5/15/2004 ......................    Baa1       BBB+            5,875,980
                                                                                                            --------------
                                                                                                                41,817,910
                                                                                                            --------------
                GOVERNMENT AGENCIES -- 31.8%
       65,709   Federal Home Loan Mortgage Corp., 7.500%, 6/01/2026 ..............     Aaa        AAA               66,427
       30,780   Federal Home Loan Mortgage Corp., 10.000%, 7/01/2019 .............     Aaa        AAA               33,123
    4,404,508   Federal Home Loan Mortgage Corp.,
                 11.500%, with various maturities to 2020 (d) (e) ................     Aaa        AAA            4,813,462
   15,084,512   Federal National Mortgage Association, 6.500%,
                 with various maturities to 2029 .................................     Aaa        AAA           14,551,727
    4,408,914   Federal National Mortgage Association, 7.000%, 12/1/2022 (d) (e)       Aaa        AAA            4,373,731
   10,000,000   Government National Mortgage Association, 6.500%, 5/15/2029 ......     Aaa        AAA            9,615,600
   30,910,416   Government National Mortgage Association,
                 7.000%, with various maturities to 2028 (d) .....................     Aaa        AAA           30,514,980
       66,206   Government National Mortgage Association,
                 12.500%, with various maturities to 2015 (d) ....................     Aaa        AAA               75,698
      903,485   Government National Mortgage Association,
                 16.000%, with various maturities to 2013 (d) ....................     Aaa        AAA            1,078,508
      358,273   Government National Mortgage Association,
                 17.000%, with various maturities to 2012 (d) ....................     Aaa        AAA              426,570
                                                                                                            --------------
                                                                                                                65,549,826
                                                                                                            --------------
                TELECOMMUNICATION -- 3.3%
    7,000,000   Sprint Capital Corp., 5.875%, 5/01/2004 ..........................    Baa1       BBB+            6,770,260
                                                                                                            --------------
                U.S. GOVERNMENT -- 25.9%
   10,000,000   United States Treasury Bonds, 11.125%, 8/15/2003 .................     Aaa        AAA           11,926,600
    7,000,000   United States Treasury Bonds, 11.750%, 2/15/2001 .................     Aaa        AAA            7,669,340
   10,375,000   United States Treasury Notes, 3.625%, 7/15/2002 ..................     Aaa        AAA           10,277,786
    5,065,850   United States Treasury Notes, 3.875%, 1/15/2009 ..................     Aaa        AAA            5,005,668
    1,000,000   United States Treasury Notes, 7.250%, 5/15/2004 ..................     Aaa        AAA            1,061,870
   11,000,000   United States Treasury Notes, 7.875%, 8/15/2001 ..................     Aaa        AAA           11,501,820
    4,000,000   United States Treasury Notes, 8.500%, 11/15/2000 .................     Aaa        AAA            4,160,640
    4,000,000   United States Treasury Stripped Bonds,
                 Zero Coupon, 11/15/2011 .........................................     Aaa        AAA            1,872,480
                                                                                                            --------------
                                                                                                                53,476,204
                                                                                                            --------------
                YANKEE -- 5.2%
   11,000,000   Pemex Finance, Ltd., 144A, 5.720%, 11/15/2003 ....................     --         AAA           10,764,270
                                                                                                            --------------
                Total Bonds and Notes (Identified Cost $207,566,242)..............                             204,828,170
                                                                                                            --------------

SHORT TERM INVESTMENT -- 0.0%
--------------------------------------------------------------------------------------------------------------------------
      128,000   Household Finance Corp. 5.500%, 7/01/1999 ........................                                 128,000
                                                                                                            --------------
                Total Short Term Investment (Identified Cost $128,000) ...........                                 128,000
                                                                                                            --------------
                Total Investments -- 99.3% (Identified Cost $207,694,242) (b) ....                             204,956,170
                Other assets less liabilities ....................................                               1,355,648
                                                                                                            --------------
                Total Net Assets -- 100% .........................................                          $  206,311,818
                                                                                                            ==============

WRITTEN OPTIONS                                                                                                  NET
                                                                                                              UNREALIZED
CONTRACTS                                                                                                    DEPRECIATION
--------------------------------------------------------------------------------------------------------------------------
200             U.S. Treasury Bond Futures, 116 Call, July 1999 ..................                          $      (72,875)
200             U.S. Treasury Bond Futures, 114 Put, July 1999 ...................                                  14,825
                                                                                                            --------------
                                                                                                             $     (58,050)
                                                                                                            ==============
FUTURES CONTRACTS                                                                                                 NET
                                                                                                               UNREALIZED
CONTRACTS                                                                                                     DEPRECIATION
--------------------------------------------------------------------------------------------------------------------------
250             U.S. Treasury Note 5 Year Futures, September 1999 (short) ........                          $     (187,500)
                                                                                                            ==============
   (a)   See Note 1a of Notes to Financial Statements.
   (b)   Federal Tax Information: At June 30, 1999 the net unrealized depreciation on investments based on cost for federal income tax purposes of $207,694,242 was as follows:
         Aggregate gross unrealized appreciation for all investments in
          which there is an excess value over tax cost ...........................                          $      315,596
          Aggregate gross unrealized depreciation for all investments in
          which there is an excess of tax cost over value ........................                              (3,053,668)
                                                                                                            --------------
         Net unrealized appreciation .............................................                          $   (2,738,072)
                                                                                                            ==============

         At December 31, 1998 the Fund had a capital loss carryover of approximately $38,233,281 of which $30,053,756 expires on December 31, 2002, $1,001,295 expires on December 31, 2003, $4,342,078 expires on December 31, 2004 and
         $2,836,152 expires on December 31, 2005. This may be available to offset future realized capital gains, if any, to the extent provided by regulations.
   (c)   The ratings shown are believed to be the most recent ratings available at June 30, 1999. Securities are generally rated at the time of issuance. The rating agencies may revise their rating from time to time. As a result, there can be no assurance that the same ratings would be assigned if the Securities were rated at June 30, 1999. The
         Fund's subadviser independently Evaluates the Fund's portfolio securities and in making investment decisions does not rely solely on the rating of agencies.
   (d)   The Fund's investments in mortgage backed securities of the Federal Home Loan Mortgage Corporation and Government
         National Mortgage Association are interest in separate pools of mortgages. All separate investment in securities of these issuers which have the same coupon rate have been aggregated for the purpose of presentation in the schedule of investments.
   (e)   One of these securities ($9,691,000 par) has been segregated as collateral in connection with the Fund's derivative investments at June 30, 1999. 144A Securities exempt from registration under Rule 144A of the
         Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At period end, the value of these securities amounted to $10,764,270 or 5.2% of net assets.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                        STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------

June 30, 1999
(unaudited)

ASSETS
 Investments at value
  (Identified cost $207,694,242) ................                $ 204,898,120
 Cash ...........................................                          289
 Receivable for:
  Fund shares sold ..............................                      240,514
  Securities sold ...............................                   10,069,650
  Dividends and interest ........................                    2,581,260
  Principal receivable ..........................                      114,422
                                                                 -------------
                                                                   217,904,255
                                                                 -------------
LIABILITIES
 Payable for:
  Securities purchased ..........................   $10,009,125
  Open options contracts -- net .................       404,450
  Fund shares redeemed ..........................       778,010
  Dividends declared ............................       178,907
Accrued expenses:
  Management fees ...............................       111,053
  Deferred trustee's fees .......................        15,850
  Accounting and administrative .................        11,204
  Other expenses ................................        83,838
                                                    -----------
                                                                    11,592,437
                                                                 -------------
NET ASSETS ......................................                $ 206,311,818
                                                                 =============
 Net Assets consist of:
  Capital paid in ...............................                $ 252,550,226
  Undistributed net investment income ...........                      291,326
  Accumulated net realized gains (losses) .......                  (43,488,612)
  Unrealized appreciation (depreciation)
    on investments ..............................                   (3,041,122)
                                                                 -------------
NET ASSETS ......................................                $ 206,311,818
                                                                 =============
 Computation of net asset value and offering price:
 Net asset value and redemption price
  of Class A shares ($171,755,466 / 15,286,018
  shares of beneficial interest) ................                $       11.24
                                                                 =============
 Offering price per share (100 / 97 of $11.24) ..                $       11.59*
                                                                 =============
 Net asset value and offering price of Class B
  shares ($16,302,678 / 1,453,053 shares of
  beneficial interest) ..........................                $       11.22**
                                                                 =============
 Net asset value and offering price of Class C
  shares ($10,789,222 / 960,925 shares of
  beneficial interest) ..........................                $       11.23**
                                                                 =============
 Net asset value and offering price of Class Y
  shares ($7,464,452 / 662,560 shares of
  beneficial interest) ..........................                $       11.27
                                                                 =============
 * Based upon single purchases of less than $50,000.
   Reduced sales charges apply for purchases in excess of this amount.
** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.

                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                            STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

Six Months Ended June 30, 1999
(unaudited)

INVESTMENT INCOME
 Interest ..........................................               $ 7,985,092
 Securities lending income .........................                     6,423
                                                                   -----------
                                                                     7,991,515

 Expenses
  Management fees ..................................   $   711,146
  Service fees - Class A ...........................       319,013
  Service and distribution fees - Class B ..........        84,929
  Service and distribution fees - Class C ..........        63,196
  Trustees' fees and expenses ......................         7,715
  Accounting and administrative ....................        35,024
  Custodian ........................................        62,534
  Transfer agent ...................................       190,574
  Audit and tax services ...........................        15,535
  Legal ............................................         4,663
  Printing .........................................        16,440
  Registration .....................................        29,381
  Miscellaneous ....................................        10,413
                                                       -----------
Total expenses .....................................                 1,550,563
                                                                   -----------
Net investment income ..............................                 6,440,952
                                                                   -----------

REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS, OPTIONS AND
 FUTURES CONTRACTS

 Realized gain (loss) on:
  Investments -- net ...............................    (6,128,946)
  Futures contracts -- net .........................       227,821
  Options contracts -- net .........................        85,846
                                                       -----------
  Total realized gain (loss) on investments,
   options and futures contracts ...................    (5,815,279)
                                                       -----------
 Unrealized appreciation (depreciation) on:
  Investments -- net ...............................    (3,352,943)
  Futures and options contracts -- net .............      (161,702)
                                                       -----------
  Total unrealized appreciation(depreciation)
   on investments, written options and
   futures contracts ...............................    (3,514,645)
                                                       -----------
Net gain (loss) on investment transactions .........                (9,329,924)
                                                                   -----------
NET INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS ...................................               $(2,888,972)
                                                                   ===========

                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                       STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

(unaudited)

                                                                         SIX MONTHS
                                                         YEAR ENDED        ENDED
                                                        DECEMBER 31,      JUNE 30,
                                                            1998            1999
                                                       -------------    -------------
FROM OPERATIONS
   Net investment income ...........................   $  14,143,473    $   6,440,952
   Net realized gain (loss) on investments,
    options and futures contracts ..................       1,363,752       (5,815,279)
   Unrealized appreciation (depreciation)
    on investments, options and futures contracts ..        (153,856)      (3,514,645)
                                                       -------------    -------------
   Increase (decrease) in net assets from operations      15,353,369       (2,888,972)
                                                       -------------    -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
     Class A .......................................     (11,989,233)      (5,039,803)
     Class B .......................................        (856,504)        (416,272)
     Class C .......................................        (808,596)        (309,138)
     Class Y .......................................        (389,906)        (225,858)
                                                       -------------    -------------
                                                         (14,044,239)      (5,991,071)
                                                       -------------    -------------
INCREASE (DECREASE) IN NET ASSETS
   DERIVED FROM CAPITAL SHARE TRANSACTIONS .........     (26,061,543)     (19,261,899)
                                                       -------------    -------------
Total increase (decrease) in net assets ............     (24,752,413)     (28,141,942)

NET ASSETS
 Beginning of the period ...........................     259,206,173      234,453,760
                                                       -------------    -------------
 End of the period .................................   $ 234,453,760    $ 206,311,818
                                                       =============    =============
UNDISTRIBUTED NET INVESTMENT INCOME
 End of the period .................................   $    (158,555)   $     291,326
                                                       =============    =============

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(unaudited)

                                                                                    CLASS A
                                             ----------------------------------------------------------------------------------
                                                                                                                     SIX MONTHS
                                                                   YEAR ENDED DECEMBER 31,                              ENDED
                                             ---------------------------------------------------------------           JUNE 30,
                                               1994          1995          1996          1997          1998              1999
                                             --------      --------      --------      --------      --------          --------
Net Asset Value, Beginning of Period .....   $  12.49      $  11.49      $  12.10      $  11.55      $  11.64          $  11.70
                                             --------      --------      --------      --------      --------          --------
Income From Investment Operations
Net Investment Income ....................       0.82          0.86          0.81          0.72          0.67              0.35
Net Realized and Unrealized Gain (Loss) on
 Investments .............................      (1.10)         0.59         (0.54)         0.09          0.06             (0.48)
                                             --------      --------      --------      --------      --------          --------
Total From Investment Operations .........      (0.28)         1.45          0.27          0.81          0.73             (0.13)
                                             --------      --------      --------      --------      --------          --------
Less Distributions
Distributions From Net Investment Income .      (0.72)        (0.84)        (0.82)        (0.72)        (0.67)            (0.33)
                                             --------      --------      --------      --------      --------          --------
Total Distributions ......................      (0.72)        (0.84)        (0.82)        (0.72)        (0.67)            (0.33)
                                             --------      --------      --------      --------      --------          --------
Net Asset Value, End of Period ...........   $  11.49      $  12.10      $  11.55      $  11.64      $  11.70          $  11.24
                                             ========      ========      ========      ========      ========          ========
Total Return (%) (a) .....................       (2.3)         13.0           2.4           7.3           6.5              (1.2)
Ratio of Operating Expenses to Average
 Net Assets (%) ..........................       1.18          1.22          1.25          1.28          1.31              1.34(b)
Ratio of Net Investment Income to Average
 Net Assets (%) ..........................       6.80          7.18          7.13          6.40          5.81              5.94(b)
Portfolio Turnover Rate (%) ..............        244           247           327           533         1,376               517
Net Assets, End of Period (000) ..........   $412,399      $361,520      $276,178      $222,185      $194,032          $171,755

(a)  A sales charge is not reflected in total return calculations.
(b)  Computed on an annualized basis.

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(unaudited)

                                                                                    CLASS B
                                             ----------------------------------------------------------------------------------
                                                                                                                     SIX MONTHS
                                                                   YEAR ENDED DECEMBER 31,                              ENDED
                                             ---------------------------------------------------------------           JUNE 30,
                                               1994          1995          1996          1997          1998              1999
                                             --------      --------      --------      --------      --------          --------
Net Asset Value, Beginning of Period .....   $   12.49     $   11.48    $   12.09     $   11.54     $   11.62         $   11.69
                                             ---------     ---------    ---------     ---------     ---------         ---------
Income From Investment Operations
Net Investment Income ....................        0.71          0.76         0.73          0.65          0.60              0.31
Net Realized and Unrealized Gain (Loss) on
 Investments .............................       (1.08)         0.61        (0.54)         0.08          0.07             (0.49)
                                             ---------     ---------    ---------     ---------     ---------         ---------
Total From Investment Operations .........       (0.37)         1.37         0.19          0.73          0.67             (0.18)
                                             ---------     ---------    ---------     ---------     ---------         ---------
Less Distributions
Distributions From Net Investment Income .       (0.64)        (0.76)       (0.74)        (0.65)        (0.60)            (0.29)
                                             ---------     ---------    ---------     ---------     ---------         ---------
Total Distributions ......................       (0.64)        (0.76)       (0.74)        (0.65)        (0.60)            (0.29)
                                             ---------     ---------    ---------     ---------     ---------         ---------
Net Asset Value, End of Period ...........   $   11.48     $   12.09    $   11.54     $   11.62     $   11.69         $   11.22
                                             =========     =========    =========     =========     =========         =========
Total Return (%) (a) .....................        (2.9)         12.3          1.7           6.5           5.9              (1.6)

Ratio of Operating Expenses to Average
 Net Assets (%) ..........................        1.83          1.87         1.90          1.93          1.96              1.99(b)
Ratio of Net Investment Income to Average
 Net Assets (%) ..........................        6.15          6.53         6.48          5.75          5.16              5.29(b)
Portfolio Turnover Rate (%) ..............         244           247          327           533         1,376               517
Net Assets, End of Period (000) ..........   $  11,891     $  18,056    $  18,503     $  16,060     $  18,116         $  16,303

(a) A contingent deferred sales charge is not reflected in total return calculations.
(b) Computed on an annualized basis.


                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(unaudited)

                                                                                       CLASS C
                                                         ----------------------------------------------------------------
                                                                                                              SIX MONTHS
                                                                      YEAR ENDED DECEMBER 31,                   ENDED
                                                         --------------------------------------------------    JUNE 30,
                                                            1995          1996          1997          1998       1999
                                                         ----------   ----------   ----------    ----------    ----------
Net Asset Value, Beginning of Period .................   $    11.48   $    12.10   $    11.54    $    11.63    $    11.70
                                                         ----------   ----------   ----------    ----------    ----------
Income From Investment Operations
Net Investment Income ................................         0.64         0.75         0.65          0.60          0.31
Net Realized and Unrealized Gain (Loss) on Investments         0.64        (0.57)        0.09          0.07         (0.49)
                                                         ----------   ----------   ----------    ----------    ----------
Total From Investment Operations .....................         1.28         0.18         0.74          0.67         (0.18)
                                                         ----------   ----------   ----------    ----------    ----------
Less Distributions
Dividends From Net Investment Income .................        (0.65)       (0.74)       (0.65)        (0.60)        (0.29)
Distributions in Excess of Net Investment Income .....        (0.01)        0.00         0.00          0.00          0.00
                                                         ----------   ----------   ----------    ----------    ----------
Total Distributions ..................................        (0.66)       (0.74)       (0.65)        (0.60)        (0.29)
                                                         ----------   ----------   ----------    ----------    ----------
Net Asset Value, End of Period .......................   $    12.10   $    11.54   $    11.63    $    11.70    $    11.23
                                                         ==========   ==========   ==========    ==========    ==========
Total Return (%) (a) .................................         11.4          1.6          6.6           5.9          (1.6)
Ratio of Operating Expenses to Average
 Net Assets (%) ......................................         1.87         1.90         1.93          1.96          1.99(b)
Ratio of Net Investment Income to Average Net
 Assets (%) ..........................................         6.53         6.48         5.75          5.16          5.29(b)
Portfolio Turnover Rate (%) ..........................          247          327          533         1,376           517
Net Assets, End of Period (000) ......................   $    5,936   $   14,903   $   15,699    $   13,962    $   10,789

(a) A contingent deferred sales charge is not reflected in total return calculations.
(b) Computed on an annualized basis.

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(unaudited)

                                                                                    CLASS Y
                                           ------------------------------------------------------------------------------------
                                           MARCH 31(a),                                                              SIX MONTHS
                                            THROUGH                  YEAR ENDED DECEMBER 31,                            ENDED
                                           DECEMBER 31,    --------------------------------------------------          JUNE 30,
                                               1994          1995          1996          1997          1998              1999
                                             --------      --------      --------      --------      --------          --------
Net Asset Value, Beginning of Period .....   $   12.11     $   11.51    $   12.13     $   11.58     $   11.66         $   11.73
                                             ---------     ---------    ---------     ---------     ---------         ---------
Income From Investment Operations
Net Investment Income ....................        0.71          0.86         0.85          0.76          0.72              0.37
Net Realized and Unrealized Gain (Loss) on
 Investments .............................       (0.74)         0.63        (0.54)         0.08          0.06             (0.49)
                                             ---------     ---------    ---------     ---------     ---------         ---------
Total From Investment Operations .........       (0.03)         1.49         0.31          0.84          0.78             (0.12)
                                             ---------     ---------    ---------     ---------     ---------         ---------
Less Distributions
Distributions From Net Investment Income .       (0.57)        (0.87)       (0.86)        (0.76)        (0.71)            (0.34)
                                             ---------     ---------    ---------     ---------     ---------         ---------
Total Distributions ......................       (0.57)        (0.87)       (0.86)        (0.76)        (0.71)            (0.34)
                                             ---------     ---------    ---------     ---------     ---------         ---------
Net Asset Value, End of Period ...........   $   11.51     $   12.13    $   11.58     $   11.66     $   11.73         $   11.27
                                             =========     =========    =========     =========     =========         =========
Total Return (%) (b) .....................        (0.8)         13.3          2.8           6.9           6.9              (1.0)
Ratio of Operating Expenses to Average
 Net Assets (%) ..........................        0.83(c)       0.87         0.90          0.93          0.96              0.99(c)
Ratio of Net Investment Income to Average
 Net Assets (%) ..........................        7.15(c)       7.53         7.48          6.75          6.16              6.19(c)
Portfolio Turnover Rate (%) ..............         244           247          327           533         1,351               517
Net Assets, End of Period (000) ..........   $   1,822     $   5,723    $   5,313     $   5,262     $   8,345         $   7,464

(a)  Commencement of operations.
(b)  A contingent deferred sales charge is not reflected in total return calculations.
(c)  Computed on an annualized basis.

                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

For the Period Ended June 30, 1999
(unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES. The Fund is a series of New England Funds Trust II, a Massachusetts business trust (the "Trust"), and is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end management investment company. The Fund seeks a high current return consistent with preservation of capital. The Declaration of Trust permits the trustees to issue an unlimited number of shares of the Trust in multiple series (each series of shares a "Fund").

The Fund offers Class A, Class B, Class C and Class Y shares. Class A shares are sold with a maximum front end sales charge of 3.00%. Class B shares do not pay a front end sales charge, but pay a higher ongoing distribution fee than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase (or five years if purchased before May 1, 1997). Class C shares do not pay a front end sales charge and do not convert to any class of shares, but they do pay a higher ongoing distribution fee than Class A shares and may be subject to a contingent deferred sales charge if those shares are redeemed within one year. Class Y shares do not pay a front end sales charge, a contingent deferred sales charge or service and distribution fees. They are intended for institutional investors with a minimum of $1,000,000 to invest. Expenses of the Fund are borne pro rata by the holders of all classes of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees applicable to such class), and votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of the Fund, if the Fund were liquidated. In addition, the trustees approve separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION. Debt securities (other than short-term obligations with a remaining maturity of less than sixty days) are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term obligations with a remaining maturity of less than sixty days are stated at amortized cost, which approximates market value. All other securities and assets are valued at their fair value as determined in good faith by the Fund's adviser and subadviser, under the supervision of the Fund's trustees.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME. Security transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Interest income is increased by the accretion of discount. In determining net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

C. OPTIONS. The Fund uses options to hedge against changes in the values of securities the Fund owns or expects to purchase. Writing puts and buying calls tends to increase the Fund's exposure to the underlying instrument and writing calls or buying puts tends to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments.

For options purchased to hedge the Fund's investments, the potential risk to the Fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Fund, the maximum loss is not limited to the premium initially received for the option.

Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over the counter are valued using prices supplied by dealers.

D. INTEREST RATE FUTURES CONTRACTS. The Fund may purchase or sell interest rate futures contracts to hedge against changes in the values of securities the Fund owns or expects to purchase. An interest rate futures contract is an agreement between two parties to buy and sell a security for a set price (or to deliver an amount of cash) on a future date. Upon entering into such a contract, the purchasing Fund is required to pledge to the broker an amount of cash, U.S. Government securities or other high quality debt securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract.

Such receipts or payments are known as "variation margin," and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The potential risk to the Fund is that the change in value of futures contracts primarily corresponds with the value of underlying instruments which may not correspond to the change in the value of the hedged instruments. In addition, there is a risk that the Fund may not be able to close out its futures positions due to an illiquid secondary market.

E. FEDERAL INCOME TAXES. The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders all of its income and any net realized capital gains at least annually. Accordingly, no provision for federal income tax has been made.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends are declared daily to shareholders of record and are paid monthly. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences relate primarily to differing treatments for income recognition for mortgage-backed securities. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification to paid in capital.

G. REPURCHASE AGREEMENTS. The Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price including interest. The Fund's subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

2. PURCHASES AND SALES OF SECURITIES. For the six months ended June 30, 1999, purchases and sales of securities (excluding short-term investments) were as follows:
                     PURCHASES                           SALES
          -------------------------------    -------------------------------
          U.S. GOVERNMENT        OTHER       U.S. GOVERNMENT         OTHER
          -------------      ------------    -------------      ------------
          $ 461,174,711      $ 99,080,788    $ 501,402,047      $ 61,662,661

Transactions in written options for the six months ended June 30, 1999 are summarized as follows:
                                                         WRITTEN OPTIONS
                                                     ------------------------
                                                       NUMBER OF     PREMIUMS
                                                       CONTRACTS     RECEIVED
                                                     -----------  ------------
     Open at December 31, 1998                          (400,000) $  (214,094)
     Contracts opened                                (11,794,000)  (6,237,492)
     Contracts closed                                 11,794,000    6,234,636
                                                     -----------  -----------
     Open at June 30, 1999                              (400,000) $  (216,950)
                                                     ===========  ===========

3A. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES. The Fund pays gross management fees to its investment adviser, New England Funds Management, L.P. ("NEFM") at the annual rate of 0.65% of the first $200 million of the Fund's average daily net assets, 0.625% of the next $300 million and 0.60% of such assets in excess of $500 million, reduced by the payment to the Fund's investment subadviser, Back Bay Advisors, L.P. ("Back Bay"), at the rate of 0.325% of the first $200 million of the Fund's average daily net assets, 0.3125% of the next $300 million and 0.30% of such assets in excess of $500 million. Certain officers and directors of NEFM are also officers or trustees of the Fund. NEFM and Back Bay Advisors are wholly owned subsidiaries of Nvest Companies, L.P. ("Nvest") which is a subsidiary of Metropolitan Life Insurance Company ("MetLife"). Fees earned by NEFM and Back Bay Advisors under the management and subadvisory agreements in effect during the year ended June 30, 1999 are as follows:
                               FEES EARNED
                               -----------
                           NEFM      $  355,572
                           Back Bay     355,574

The effective annualized management fee for the six months ended June 30, 1999 was 0.65%.

B. ACCOUNTING AND ADMINISTRATIVE EXPENSE. Nvest Services Company, Inc. ("NSC") is a wholly owned subsidiary of Nvest and performs certain accounting and administrative services for the Fund. The Fund reimburses NSC for all or part of NSC's expenses of providing these services which include the following: (i) expenses for personnel performing bookkeeping, accounting, financial reporting functions and clerical functions relating to the Fund, and (ii) expenses for services required in connection with the preparation of registration statements and prospectuses, registration of shares in various states, shareholder reports and notices, proxy solicitation material furnished to shareholders of the Fund or regulatory authorities and reports and questionnaires for SEC compliance. For the six months ended June 30, 1999 these expenses amounted to $35,024 and are shown separately in the financial statements as accounting and administrative.

C. SERVICE AND DISTRIBUTION FEES. Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted Service and Distribution Plans relating to the Fund's Class A shares (the "Class A Plan") and Service and Distribution Plans relating to the Fund's Class B shares (the "Class B Plan") and Class C shares (the "Class C Plan").

Under the Class A Plan, the Fund pays New England Funds L.P. ("New England Funds"), the Fund's distributor (a wholly owned subsidiary of Nvest), a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class A shares, as reimbursement for expenses (including certain payments to securities dealers who may be affiliated with New England Funds) incurred by New England Funds in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts. Also under the Class A Plan, the Fund pays New England Funds a monthly distribution fee at the annual rate of 0.10% of the average daily net assets attributable to the Fund's Class A shares as reimbursement for expenses (including certain payments to securities dealers who may be affiliated with New England Funds) incurred by New England Funds in connection with the marketing or sale of Class A shares.

For the six months ended June 30, 1999, the Fund paid New England Funds $227,871 in service fees and $91,142 in distribution fees under the Class A Plan. If the expenses of New England Funds that are otherwise reimbursable, as service fees or distribution fees, respectively, under the Class A Plan incurred in any year exceed the amounts of such fees payable by the Fund under the Class A Plan, the unreimbursed amounts (together with unreimbursed amounts from prior years) may be carried forward for reimbursement in future years in which the Class A Plan remains in effect. The amount of unreimbursed expense carried forward into 1999 is $2,272,723 (reimbursable as distribution fees).

Under the Class B and Class C Plans, the Fund pays New England Funds monthly service fees at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class B shares and Class C shares, as compensation for services provided and expenses (including certain payments to securities dealers who may be affiliated with New England Funds) incurred by New England Funds in providing personal services to investors in Class B and Class C shares and/or the maintenance of shareholder accounts. For the six months ended June 30, 1999, the Fund paid New England Funds $21,232 and $15,799 in service fees under the Class B and Class C Plans, respectively.

Also under the Class B and Class C Plans, the Fund pays New England Funds a monthly distribution fee at the annual rate of 0.75% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses (including certain payments to securities dealers who may be affiliated with New England Funds) incurred by New England Funds in connection with the marketing or sale of Class B and Class C shares. For the six months ended June 30, 1999, the Fund paid New England Funds $63,697 and $47,397 in distribution fees under the Class B and Class C Plans, respectively.

Commissions (including contingent deferred sales charges) on Fund shares paid to New England Funds by investors in shares of the Fund during the year ended June 30, 1999 amounted to $133,034.

D. TRANSFER AGENT FEES. NSC is the transfer and shareholder servicing agent to the Fund and Boston Financial Data Services serves as a sub-transfer agent for the Fund. For the six months ended June 30, 1999, the Fund paid NSC $145,949 as compensation for its services in that capacity.

E. TRUSTEES FEES AND EXPENSES. The Fund does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of NEFM, New England Funds, Nvest, NSC or their affiliates. Each other Trustee receives a retainer fee at the annual rate of $40,000 and meeting attendance fees of $3,500 for each meeting of the Board of Trustees attended. Each committee member receives an additional retainer fee at the annual rate of $6,000 while each committee chairman receives a retainer fee (beyond the $6,000 fee) at the annual rate of $4,000. These fees are allocated to the various New England Funds based on a formula that takes into account, among other factors, the relative net assets of each fund.

A deferred compensation plan is available to the Trustees on a voluntarily basis. Each participating trustee will receive an amount equal to the value that such deferred compensation would have had, had it been invested in the Fund on the normal payment date. Deferred amounts remain in the Fund until distributed in accordance with the Plan.

4. CAPITAL SHARES. At June 30, 1999 there was an unlimited number of shares of beneficial interest authorized, divided into four classes, Class A, Class B, Class C and Class Y capital shares. Transactions in capital shares were as follows:

                                                                 YEAR ENDED                  SIX MONTHS ENDED
                                                               DECEMBER 31, 1998               JUNE 30, 1999
                                                        ----------------------------    ---------------------------
 CLASS A                                                    SHARES          AMOUNT         SHARES          AMOUNT
---------                                               ------------    ------------    ------------    ------------
Shares sold .........................................      4,123,138    $ 48,268,685       2,350,408    $ 26,966,241
Shares issued in connection with the reinvestment of:
  Distributions from net investment income ..........        840,320       9,821,663         367,877       4,222,791
                                                        ------------    ------------    ------------    ------------
                                                           4,963,458      58,090,348       2,718,285      31,189,032
Shares repurchased ..................................     (7,477,042)    (87,458,802)     (4,012,131)    (46,096,833)
                                                        ------------    ------------    ------------    ------------
Net increase (decrease) .............................     (2,513,584)   $(29,368,454)     (1,293,846)   $(14,907,801)
                                                        ------------    ------------    ------------    ------------

                                                                  YEAR ENDED                  SIX MONTHS ENDED
                                                               DECEMBER 31, 1998               JUNE 30, 1999
                                                        ----------------------------    ---------------------------
 CLASS B                                                    SHARES          AMOUNT         SHARES          AMOUNT
---------                                               ------------    ------------    ------------    ------------
Shares sold .........................................        833,639    $  9,747,616         275,022    $  3,168,849
Shares issued in connection with the reinvestment of:
  Distributions from net investment income ..........         62,517         729,951          31,859         365,100
                                                        ------------    ------------    ------------    ------------
                                                             896,156      10,477,567         306,881       3,533,949
Shares repurchased ..................................       (728,200)     (8,484,510)       (403,957)     (4,654,098)
                                                        ------------    ------------    ------------    ------------
Net increase (decrease) .............................        167,956    $  1,993,057         (97,076)   $ (1,120,149)
                                                        ------------    ------------    ------------    ------------

                                                                 YEAR ENDED                  SIX MONTHS ENDED
                                                               DECEMBER 31, 1998               JUNE 30, 1999
                                                        ----------------------------    ---------------------------
 CLASS C                                                    SHARES          AMOUNT         SHARES          AMOUNT
---------                                               ------------    ------------    ------------    ------------
Shares sold .........................................      2,387,115    $ 27,924,776         948,964    $ 10,947,898
Shares issued in connection with the reinvestment of:
  Distributions from net investment income ..........         55,475         647,654          21,836         250,564
                                                        ------------    ------------    ------------    ------------
                                                           2,442,590      28,572,430         970,800      11,198,462
Shares repurchased ..................................     (2,598,863)    (30,335,980)     (1,203,592)    (13,864,477)
                                                        ------------    ------------    ------------    ------------
Net increase (decrease) .............................       (156,273)   $ (1,763,550)       (232,792)   $ (2,666,015)
                                                        ------------    ------------    ------------    ------------

                                                                 YEAR ENDED                  SIX MONTHS ENDED
                                                               DECEMBER 31, 1998               JUNE 30, 1999
                                                        ----------------------------    ---------------------------
 CLASS Y                                                    SHARES          AMOUNT         SHARES          AMOUNT
---------                                               ------------    ------------    ------------    ------------
Shares sold .........................................        331,891    $  3,916,548          48,346    $    557,194
Shares issued in connection with the reinvestment of:
  Distributions from net investment income ..........         32,935         386,339          20,194         232,420
                                                        ------------    ------------    ------------    ------------
                                                             364,826       4,302,887          68,540         789,614
Shares repurchased ..................................       (104,719)     (1,225,483)       (117,219)     (1,357,548)
                                                        ------------    ------------    ------------    ------------
Net increase (decrease) .............................        260,107    $  3,077,404         (48,679)   $   (567,934)
                                                        ------------    ------------    ------------    ------------

Decrease derived from capital shares transactions ...     (2,241,794)   $(26,061,543)     (1,672,393)   $(19,261,899)
                                                        ============    ============    ============    ============

5. SECURITY LENDING. The Fund has entered into an agreement with a third party to lend its securities. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. The Fund receives fees for lending its securities. At June 30, 1999 the Fund loaned securities having a market value of $38,257,940 collateralized by cash in the amount of 39,022,650 which was invested in a short-term instrument.

                                              GLOSSARY FOR MUTUAL FUND INVESTORS

TOTAL RETURN - The change in value of a mutual fund investment over a specific time period, assuming all earnings are reinvested in additional shares of the fund. Expressed as a percentage.

INCOME DISTRIBUTIONS - Payments to shareholders resulting from the net interest or dividend income earned by a fund's portfolio.

CAPITAL GAINS DISTRIBUTIONS - Payments to shareholders of profits earned from selling securities in a fund's portfolio. Capital gains distributions are usually paid once a year.

YIELD - The rate at which a fund pays income. Yield calculations for 30-day periods are standardized among mutual funds, based on a formula developed by the Securities and Exchange Commission.

MATURITY - Refers to the period of time before principal repayment on a bond is due. A bond fund's "average maturity" refers to the weighted average of the maturities of all the individual bonds in the portfolio.

DURATION - A measure, stated in years, of a bond's sensitivity to interest rates. Duration is a means to directly compare the volatility of different instruments. As a general rule, for every 1% move in interest rates, a bond is expected to fluctuate in value as indicated by its duration. For example, if interest rates fall by 1%, a bond with a duration of 4 years should rise in value 4%. Conversely, the bond should decline 4% if interest rates rise 1%.

TREASURIES - Negotiable debt obligations of the U.S. government, secured by its full faith and credit. The income from Treasury securities is exempt from state and local income taxes, but not from federal income taxes. There are three types of Treasuries: Bills (maturity of 3-12 months), Notes (maturity of 1-10 years) and Bonds (maturity of 10-30 years).

MUNICIPAL BOND - A debt security issued by a state or municipality to finance public expenditures. Interest payments are exempt from federal taxes and, in most cases, from state and local income taxes. The two main types are general obligation (GO) bonds, which are backed by the full faith and credit and taxing powers of the municipality; and revenue bonds, supported by the revenues from a municipal enterprise, such as airports and toll bridges. A small portion of income may be subject to federal and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax.

--------------------------------------------------------------------------------
                             REGULAR INVESTING PAYS
--------------------------------------------------------------------------------

                                           FIVE GOOD REASONS TO INVEST REGULARLY

1. It's an easy way to build assets.
2. It's convenient and effortless.
3. It requires a low minimum to get started.
4. It can help you reach important long-term goals like financing retirement or college funding.
5. It can help you benefit from the ups and downs of the market.

With Investment Builder, New England Funds' automatic investment program, you can invest as little as $100 a month in your New England fund automatically -- without even writing a check. And, as you can see from the chart below, your monthly investments can really add up over time.

--------------------------------------------------------------------------------
                         THE POWER OF MONTHLY INVESTING
--------------------------------------------------------------------------------

[A line graph appears here, illustrating the hypothetical accumulation of monthly investments at an 8% annual rate of return. The data points of the graph are as follows:]

Monthly investments of $100

Years                                             Growth of Monthly Investments
0                                                                            $0
5                                                                        $7,322
10                                                                      $18,079
15                                                                      $33,886
20                                                                      $57,111
25                                                                      $91,236

Monthly investments of $200

Years                                             Growth of Monthly Investments
0                                                                            $0
5                                                                       $14,643
10                                                                      $36,158
15                                                                      $67,772
20                                                                     $114,222
25                                                                     $182,472

Monthly investments of $500

Years                                             Growth of Monthly Investments
0                                                                            $0
5                                                                       $36,608
10                                                                      $90,396
15                                                                     $169,429
20                                                                     $285,555
25                                                                     $456,181

For illustrative purposes only. These figures represent hypothetical accumulation at an 8% annual rate of return, and are not indicative of future performance of any New England Fund. The value of a New England Fund will fluctuate with changing market conditions.

This program cannot assure a profit nor protect against a loss in a declining market. It does, however, ensure that you buy more shares when the price is low and fewer shares when the price is high. Because this program involves continuous investment in securities regardless of fluctuating prices, the investor should consider his or her financial ability to continue purchases during periods of high or low prices.

You can start an Investment Builder program with your current New England Funds account. To open an Investment Builder account today, call your financial representative or New England Funds at 1-800-225-5478.

Past performance is no guarantee of future results. Please call New England Funds for a prospectus, which contains more information, including charges and other ongoing expenses. Please read prospectus carefully before you invest.

--------------------------------------------------------------------------------
                              SAVING FOR RETIREMENT
--------------------------------------------------------------------------------

                                        AN EARLY START CAN MAKE A BIG DIFFERENCE
--------------------------------------------------------------------------------

With today's lengthening life spans, you may be retired for 20 years or more after you complete your working career. Living these retirement years the way you've dreamed will require considerable financial resources. While it's never too late to start a retirement savings program, it's certainly never too early:
The sooner you begin, the longer the time your money has to grow.

The chart below illustrates this point dramatically. One investor starts at age 30, saves for just 10 years, then leaves the investment to grow. The second investor starts 10 years later but saves much longer -- for 25 years, in fact. Can you guess which investor accumulated the greater retirement nest egg? For the answer, look at the chart.

--------------------------------------------------------------------------------
                    AN EARLY START CAN MAKE A BIG DIFFERENCE
--------------------------------------------------------------------------------

[A chart in the form of a line graph appears here, comparing the growth of investments made for 10 years by an investor who begins investing at age 30 to the growth of investments made for twenty-five years by an investor who begins investing at age 40. A hypothetical appreciation of 10% is assumed. The data points from the graph are as follows:]

Investor A - Begins investing at age 30 for 10 years:
Age                                                        Growth of Investments
30                                                                        $2,000
35                                                                       $15,431
40                                                                       $35,062
45                                                                       $90,943
55                                                                      $146,464
60                                                                      $235,882
65                                                                      $379,890


Investor B - Begins investing at age 40 for 25 years:
Age                                                        Growth of Investments
40                                                                        $2,000
45                                                                       $15,431
50                                                                       $37,062
55                                                                       $71,899
60                                                                      $128,005
65                                                                      $216,364


Assumes 10% hypothetical appreciation. Past performance is no guarantee of future results. For illustrative purposes only and not indicative of future performance of any New England Fund. The value of a New England fund will fluctuate with changing market conditions.

Investor A invested $20,000, less than half of Investor B's commitment -- and for less than half the time. Yet Investor A wound up with a much greater retirement nest egg. The reason? It's all thanks to an early start.

New England Funds has prepared a number of informative retirement planning guides. Call your financial representative or New England Funds today, and ask for the guide that best fits your personal needs. We will include a prospectus, which contains more information including charges and other ongoing expenses. Please read the prospectus carefully before you invest.

                                NEW ENGLAND FUNDS

                             LARGE-CAP EQUITY FUNDS
                               Capital Growth Fund
                                   Growth Fund
                             Growth and Income Fund
                      (formerly Growth Opportunities Fund)
                                  Balanced Fund
                                   Value Fund

                              ALL-CAP EQUITY FUNDS
                               Star Advisers Fund
                               Star Worldwide Fund
                            International Equity Fund
                                  Bullseye Fund
                               Equity Income Fund

                             SMALL-CAP EQUITY FUNDS
                               Star Small Cap Fund

                             GOVERNMENT INCOME FUNDS
                        Limited Term U.S. Government Fund
                           Government Securities Fund

                              TAX-FREE INCOME FUNDS
                              Municipal Income Fund
                           Intermediate Term Tax Free
                               Fund of California
                       Massachusetts Tax Free Income Fund

                               MONEY MARKET FUNDS
                             Cash Management Trust,
                               Money Market Series
                          Tax Exempt Money Market Trust

                             CORPORATE INCOME FUNDS
                        Short Term Corporate Income Fund
                 (formerly Adjustable Rate U.S. Government Fund)
                                Bond Income Fund
                                High Income Fund
                              Strategic Income Fund

To learn more, and for a free prospectus, contact your financial representative.

              Visit our World Wide Web site at www.mutualfunds.com
                      New England Funds, L.P., Distributor
                               399 Boylston Street
                                Boston, MA 02116
                             Toll Free 800-225-5478

           This material is authorized for distribution to prospective investors when it is preceded or accompanied by the Fund's current prospectus, which contains
          information about distribution charges, management and other items of interest. Investors are advised to read the
                     prospectus carefully before investing.

     New England Funds, L.P., and other firms selling shares of New England
      Funds are members of the National Association of Securities Dealers,
       Inc. (NASD). As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public Disclosure
      Program. The program provides access to information about securities firms and their representatives. Investors may obtain a copy by contacting the NASD at 800-289-9999 or by visiting their Web site at
                                 www.NASDR.com.

       Y2K Readiness Report: New England Funds has kept pace with the Y2K challenge. Mission critical systems have been tested and non-mission critical systems are scheduled for completion by September 30, 1999.
       Y2K is a top priority at New England Funds. For more information on our Y2K readiness, please visit our Web site at www.mutualfunds.com.

    THIS MATERIAL REPRESENTS YEAR 2000 READINESS DISCLOSURE PURSUANT TO THE
              YEAR 2000 INFORMATION AND READINESS DISCLOSURE ACT.

                                                              ------------------
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Where The Best Minds Meet(R)                                         Paid
                                                                 Brockton, MA
                                                                Permit No. 770
                                                              ------------------


  ---------------------
   399 Boylston Street

  Boston, Massachusetts

           02116
  ---------------------


      LT58-0699

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